UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

DUNE ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DUNE ACQUISITION CORPORATION
700 S. Rosemary Avenue, Suite 204
West Palm Beach, Florida 33401

NOTICE OF THE
2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 29, 2023

To the Stockholders of Dune Acquisition Corporation:

You are cordially invited to attend the 2023 annual meeting (the “annual meeting”) of stockholders of Dune Acquisition Corporation (“Dune,” “Company,” “we,” “us” or “our”) to be held on June 29, 2023 at 11:00 a.m., Eastern Time, at Conference Room A, 53 Hill Street, Southampton, New York 11968, to consider and vote upon the following proposals:

•        a proposal to re-elect (the “Director Proposal”) Jeron Smith to Dune’s board of directors (the “Board”), with such director to serve until the 2026 annual meeting of stockholders or until his successor is elected and qualified, subject to his earlier death, resignation or removal; and

•        a proposal to ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as Dune’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”).

Each of the Director Proposal and Auditor Proposal are more fully described in the accompanying proxy statement.

All of our stockholders are cordially invited to attend the annual meeting which will be held in person. To ensure your representation at the annual meeting, you are urged to complete, sign, date and return the proxy card accompanying the proxy statement as soon as possible.

If you are a stockholder of record holding shares of Dune’s Class A common stock, par value $0.0001 per share (“Dune Class A Common Stock”) or shares of Dune’s Class B common stock, par value $0.0001 per share (“Dune Class B Common Stock” and, together with Dune Class A Common Stock, “Dune Common Stock”), you will be able to attend the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the annual meeting and vote in person, obtain a proxy from your broker or bank.

A plurality of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon is required for the re-election of the director in the Director Proposal and the affirmative vote of at least a majority of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon is required to approve the Auditor Proposal.

The Board has fixed the close of business on June 9, 2023 as the date for determining Dune stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of Dune Common Stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Director Proposal and the Auditor Proposal are fair to and in the best interests of Dune and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Enclosed is the proxy statement containing detailed information concerning the Director Proposal, the Auditor Proposal and the annual meeting. Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

The annual meeting is currently scheduled to be held in person as indicated above.

Dated: June 16, 2023

By Order of the Board of Directors,

/s/ Carter Glatt
Carter Glatt
Chief Executive Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a stockholder of record, you may also cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the annual meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 29, 2023: This notice of annual meeting and the accompanying proxy statement are available at https://www.cstproxy.com/duneacq/2023.

DUNE ACQUISITION CORPORATION
700 S. Rosemary Avenue, Suite 204
West Palm Beach, Florida 33401

2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 29, 2023

PROXY STATEMENT

The 2023 annual meeting of stockholders (the “annual meeting”) of Dune Acquisition Corporation (“Dune,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on June 29, 2023 at 11:00 a.m., Eastern Time, at Conference Room A, 53 Hill Street, Southampton, New York 11968, to consider and vote upon the following proposals:

•        a proposal to re-elect (the “Director Proposal”) Jeron Smith to Dune’s board of directors (the “Board”), with each such director to serve until the 2026 annual meeting of stockholders or until his successor is elected and qualified, subject to his earlier death, resignation or removal; and

•        a proposal to ratify the selection by our audit committee of WithumSmith+Brown, PC, (“Withum”) to serve as Dune’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”).

A plurality of the shares of Dune’s Class A common stock, par value $0.0001 per share (“Dune Class A Common Stock”) and shares of Dune’s Class B common stock, par value $0.0001 per share (“Dune Class B Common Stock” and, together with Dune Class A Common Stock, “Dune Common Stock”) voted at the annual meeting (in person or by proxy) and entitled to vote thereon is required for the re-election of the director in the Director Proposal and the affirmative vote of at least a majority of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon is required to approve the Auditor Proposal.

The record date for the annual meeting is June 9, 2023. Record holders of Dune Common Stock at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting. On the record date, there were 5,494,554 outstanding shares of Dune Common Stock.

This proxy statement contains important information about the annual meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated June 16, 2023. Beginning on or about June 16, 2023, we mailed to our stockholders our Annual Report on Form 10-K for the year ended December 31, 2022, which includes our audited consolidated financial statements, together with this proxy statement.

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board for use at the 2023 annual meeting of stockholders to be held on June 29, 2023 at 11:00 a.m., Eastern Time, at Conference Room A, 53 Hill Street, Southampton, New York 11968, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the annual meeting.

Dune Acquisition Corporation is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We are proposing the re-election of one director to the Board and the ratification of the selection by our audit committee of Withum to serve as Dune’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q. What is included in these materials?

A. These materials include:

•   This proxy statement for the annual meeting;

•   Dune’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on April 10, 2023.

Q. What is being voted on?

A. You are being asked to vote on:

•   a proposal to re-elect one director to the Board, with such director to serve until the 2026 annual meeting of stockholders or until his successor is elected and qualified, subject to his earlier death, resignation or removal; and

•   a proposal to ratify the selection by our audit committee of Withum to serve as Dune’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q. How do the Dune insiders intend to vote their shares?

A. All of Dune’s directors, executive officers and their respective affiliates are expected to vote any shares of Dune Common Stock over which they have voting control (including any public shares owned by them) in favor of the Director Proposal and the Auditor Proposal.

On the record date, Dune’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 4,312,500 shares (the “founder shares”) of Dune Class B Common Stock issued prior to Dune’s initial public offering and held by Dune’s sponsor, Dune Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), representing approximately 78.5% of the issued and outstanding Dune Common Stock. Dune’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Dune’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Director Proposal and the Auditor Proposal.

Q. What vote is required to approve each of the proposals?

A. A plurality of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon is required for the re-election of the director in the Director Proposal and the affirmative vote of at least a majority of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon is required to approve the Auditor Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the re-election of the director in the Director Proposal or the approval of the Auditor Proposal.

Q. How do I change my vote?

A. If you are a stockholder of record of shares of Dune Common Stock as of the close of business on the record date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

•   submit a new proxy card bearing a later date;

•   give written notice of your revocation to Dune’s Corporate Secretary, which notice must be received by Dune’s Corporate Secretary prior to the vote at the annual meeting; or

•   vote in person at the annual meeting. Please note that your attendance at the annual meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “FOR” and “AGAINST”/“WITHHOLD” votes and abstentions. The re-election of the director in the Director Proposal requires a plurality of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon. The Auditor Proposal must be approved by the affirmative vote of at least a majority of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon.

A stockholder’s failure to vote by proxy or to vote in person at the annual meeting will not be counted towards the number of shares of Dune Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the re-election of the director in the Director Proposal or the Auditor Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Director Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Director Proposal and Auditor Proposal if at least a majority of the voting power of all outstanding shares of Dune Common Stock entitled to vote at the annual meeting as of the record date are represented by stockholders present at the annual meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the annual meeting may adjourn the annual meeting to another date.

Q. Who can vote at the annual meeting?

A. Only holders of record of shares of Dune Common Stock at the close of business on June 9, 2023, the record date, are entitled to receive notice of and have their vote counted at the annual meeting and any adjournments or postponements thereof. On the record date, 5,494,554 shares of Dune Common Stock, including 1,182,054 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with Dune’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?

A. After careful consideration of the terms and conditions of these proposals, the Board recommends that you vote “FOR” the Director Proposal to re-elect Jeron Smith to the Board and “FOR” the Auditor Proposal to ratify the selection by our audit committee of Withum to serve as Dune’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q. What do I need to do now?

A. Dune urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a Dune stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Dune Common Stock, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote in person if you have already voted by proxy.

If your shares of Dune Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting in person. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Dune Common Stock.

Q. Who will solicit and pay the cost of soliciting proxies?

A. Dune has engaged a professional proxy solicitation firm, Morrow Sodali LLC (“Morrow”), to assist in soliciting proxies for the annual meeting. Dune has agreed to pay Morrow a fee of $7,500, plus disbursements. Dune will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Dune will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Dune Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Dune Common Stock and in obtaining voting instructions from those owners. Dune’s management team may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q. Who can help answer my questions?

A. If you have questions, you may write or call Dune’s proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
Banks and brokers: (203) 658-9400
Email: DUNE.info@investor.morrowsodali.com

You may also obtain additional information about Dune from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. You can identify forward-looking statements by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” “estimate,” “predict,” “potential,” “continue” or other similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including those contained in Dune’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Dune’s other filings with the Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements, unless required by law.

BACKGROUND

Dune

We are a blank check company incorporated as a Delaware corporation whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to executing the Unit Purchase Agreement, dated May 14, 2023, by and among Dune, Global Gas Holdings LLC, Global Hydrogen Energy LLC, William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez, our efforts were limited to organizational activities, completion of our IPO (as defined below) and the evaluation of possible business combinations.

Dune has neither engaged in any operations nor generated any revenue to date. Based on Dune’s business activities, Dune is a “shell company” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because it has no operations and nominal assets consisting almost entirely of cash.

On December 22, 2020, we consummated our initial public offering of 17,250,000 units, including 2,250,000 additional units to cover over-allotments, at $10.00 per unit (the “IPO”), generating gross proceeds of $17,250,000, and incurring offering costs of $3,650,000.

Simultaneously with the consummation of the IPO, we consummated the private sale of an aggregate of 4,850,000 private placement warrants, each exercisable to purchase one share of Dune Class A Common Stock at $11.50 per share, to our Sponsor at a price of $1.00 per warrant, generating gross proceeds, before expenses, of approximately $4,850,000. The private placement warrants are identical to the warrants included in the units sold in the IPO, except that, so long as they are held by their initial purchasers or their permitted transferees, (i) they will not be redeemable by us, (ii) they (including the shares of Dune Class A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after Dune completes its initial business combination, (iii) they may be exercised by the holders on a cashless basis and (iv) they will be entitled to registration rights.

Upon the closing of the IPO and the private placement warrants, $172,500,000 was placed in the trust account (the “Trust Account”) established in connection with the IPO maintained by Continental Stock Transfer & Trust Company, acting as trustee. We originally had up to 18 months from the closing of the IPO, or until June 22, 2022, to consummate an initial business combination. However, on June 14, 2022, the stockholders of Dune approved an amendment to our amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which Dune must complete a business combination from June 22, 2022 to December 22, 2023. In connection with the extension amendment, holders of an aggregate of 16,067,946 shares of Dune Class A Common Stock exercised (and did not reverse) their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, (i) approximately $160.7 million (approximately $10.00 per share) was removed from the Trust Account to pay such holders, (ii) approximately $11.8 million remained in the Trust Account and (iii) 5,494,554 shares of common stock remained outstanding (including 1,182,054 public shares and 4,312,500 founder shares). As of March 31, 2023, there was $11,855,267 in investments and cash held in the Trust Account. Except for the withdrawal of interest to pay taxes, if any, the Charter provides that none of the funds held in trust will be released from the Trust Account until the earlier of (i) the completion of an initial business combination; (ii) the redemption of any of the public shares properly submitted in connection with a stockholder vote to amend the Charter to modify the substance or timing of Dune’s obligation to redeem 100% of the public shares if Dune does not complete an initial business combination by December 22, 2023 or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity or (iii) the redemption of 100% of the public shares if Dune is unable to complete an initial business combination by December 22, 2023, subject to applicable law. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. The remaining net proceeds in the Trust Account continue to earn interest.

Our units, Dune Class A Common Stock and public warrants are publicly traded on The Nasdaq Capital Market (“Nasdaq”) under the symbols “DUNEU,” “DUNE” and “DUNEW,” respectively.

Dune’s utilizes executive offices at 700 S. Rosemary Avenue, Suite 204, West Palm Beach, Florida 33401 from our Sponsor and the members of our management team. We have agreed to pay our Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of our management team. Upon completion of our initial business combination or liquidation, we will cease paying these monthly fees. Dune considers its current office space adequate for its current operations.

The mailing address of Dune’s principal executive office is Dune Acquisition Corporation, 700 S. Rosemary Avenue, Suite 204, West Palm Beach, Florida 33401, and our telephone number is 1 (917) 742-1904. Our corporate website is www.duneacq.com. The contents of our corporate website are not incorporated into this filing and any reference to our corporate website is intended to be an inactive textual reference only.

The Annual Meeting

Date, Time and Place

The 2023 annual meeting of Dune’s stockholders will be held on June 29, 2023 at 11:00 a.m., Eastern Time, at Conference Room A, 53 Hill Street, Southampton, New York 11968.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the annual meeting, if you owned shares of Dune Common Stock at the close of business on June 9, 2023, the record date for the annual meeting. You will have one vote per proposal for each share you owned at that time.

Votes Required

A plurality of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon is required for the re-election of the director in the Director Proposal and the affirmative vote of at least a majority of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon is required to approve the Auditor Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have no effect on either the Director Proposal or the Auditor Proposal. Likewise, abstentions will have no effect on either of the Director Proposal or the Auditor Proposal.

On the record date, there were 5,494,554 outstanding shares of Dune Common Stock, including 1,182,054 public shares, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation

Dune has engaged Morrow to assist in soliciting proxies for the annual meeting. Dune has agreed to pay Morrow a fee of $7,500, plus disbursements. Dune will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Dune will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Dune Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Dune Common Stock and in obtaining voting instructions from those owners. Dune’s management team may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

THE DIRECTOR PROPOSAL

At the annual meeting, stockholders are being asked to re-elect one director to the Board to serve as the Class I director.

Pursuant to Dune’s Charter, the Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. The term of the initial Class I directors expires at our first annual meeting of stockholders, the term of the initial Class II directors expires at our second annual meeting of stockholders and the term of the initial Class III directors expires at our third annual meeting of stockholders. Commencing at our first annual meeting of stockholders, and then at each following annual meeting of stockholders, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual meeting following their election. Directors whose terms expire at an annual meeting of stockholders may also be re-elected for a further three-year period if nominated by the Board.

As the annual meeting is Dune’s first annual meeting of stockholders since the IPO, the term of the initial Class I director, Mr. Smith, will expire at the annual meeting. The Board has nominated Jeron Smith for re-election as a Class I director, to hold office until the 2026 annual meeting of stockholders or until his successor is elected and qualified, subject to his earlier death, resignation or removal.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect Mr. Smith unless he is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that Mr. Smith will be unavailable or, if elected, will decline to serve.

For a biography of Mr. Smith, please see the section entitled “Management.”

Required Vote

The re-election of the director in the Director Proposal requires a plurality of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon for the director nominee. You may vote for or withhold your vote for the director nominee. Cumulative voting is not permitted in the election of directors.

All of Dune’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the director named in the Director Proposal. On the record date, Dune’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 4,312,500 founder shares representing approximately 78.5% of issued and outstanding Dune Common Stock. Dune’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of the nominees named above.

THE AUDITOR PROPOSAL

We are asking our stockholders to ratify the selection by our audit committee of Withum to serve as Dune’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Our audit committee is directly responsible for appointing Dune’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote. However, if the stockholders do not direct, in the manner set forth herein, the ratification of the selection of Withum to serve as Dune’s independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee intends to reconsider the selection of Withum as Dune’s independent registered public accounting firm.

Withum has audited our financial statements for the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020. Representatives of Withum have been invited to but are not expected to be present at the annual meeting.

The following is a summary of fees paid to or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements, reviews of our quarterly consolidated financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. The aggregate fees billed by Withum for audit fees, inclusive of required filings with the SEC for the years ended December 31, 2022 and 2021, totaled $79,060 and $96,020, respectively. These amounts include interim procedures and audit fees as well as attendance in audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end consolidated financial statements and are not reported under “— Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. We did not pay Withum any audit-related fees during the years ended December 31, 2022 and 2021.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We paid Withum tax fees during the years ended December 31, 2022 and 2021 of $11,240 and $7,725, respectively.

All Other Fees

All other fees consist of fees billed for all other services. We did not pay Withum any other fees during the years ended December 31, 2022 and 2021.

Pre-Approval Policy

Our audit committee was formed upon the consummation of the IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The Auditor Proposal must be approved by the affirmative vote of at least a majority of the shares of Dune Common Stock voted at the annual meeting (in person or by proxy) and entitled to vote thereon.

Recommendation of the Board

The Board recommends that you vote “FOR” the Auditor Proposal.

MANAGEMENT

Directors and Executive Officers

Our executive officers and directors are as follows:

Name	Age	Position
Carter Glatt	30	Chief Executive Officer and Class III Director
Michael Castaldy	44	Chief Financial Officer and Class III Director
William Bennett Nance, Jr.	46	Class II Director
Jeron Smith	37	Class I Director
Cecil White III	30	Class II Director

Carter Glatt

Carter Glatt has been our Chief Executive Officer and Director since June 2020. He most recently from 2018 to 2020 served as the Head of Corporate Development and Senior Vice President of GTY Technology Holdings Inc., or GTY (Nasdaq: GTYH), a SaaS company that offers a cloud-based suite of solutions for the public sector which was formerly a SPAC founded by the former chairmen of EMC Corporation, VMware, Inc. and Accenture PLC. In such role, Mr. Glatt oversaw or was directly involved in all M&A, joint venture, capital raising, investor relations and strategic alternatives efforts for GTY. Mr. Glatt also previously served as Chief Investment Officer and Managing Partner of delta2 Capital, a SPAC-focused investment fund. Mr. Glatt’s SPAC expertise and operational leadership is complemented by his background in investment banking. He began his career at Barclays (NYSE: BCS) covering the financial technology, consumer retail and healthcare industries before becoming a private equity investor. Mr. Glatt holds a BA with Honors from Dartmouth College. Mr. Glatt’s qualifications to serve on our board of directors include his expertise in SPACs, deal sourcing, M&A structuring, and capital raising.

Michael Castaldy

Michael Castaldy has been our Chief Financial Officer and Director since June 2020. He has over twenty-five years of experience as a portfolio manager and currently serves as the Co-Founder and Managing Partner of Diverse Partners, LP, a multi-strategy hedge fund, founded in 2014, that engages in a broad array of investment activities, including SPAC investing, private transactions and quantitative volatility trading. Through Diverse Partners, LP, Mr. Castaldy structured numerous SPAC IPOs and business combinations as well as led venture rounds for SaaS and health technology companies until 2019. Mr. Castaldy also previously served as Chief Executive Officer and Managing Partner of delta2 Capital, a SPAC-focused investment fund. Prior to co-founding Diverse Partners, LP, Mr. Castaldy was a proprietary trader at ECHOtrade, LLC for six years, trading U.S. equities and options. Prior to his time at ECHOtrade, LLC, Mr. Castaldy was the Senior Market Strategist at CAM Asset Management, LLC for five years. From 2019 to 2020, Mr. Castaldy also served as the Chief Financial Officer of Curant, a software startup that has built a mobile platform to enhance service, payment, and promotions across various sectors. Mr. Castaldy attended the United States Military Academy at West Point, Hofstra University, and Quantic School of Business and Technology. He has post-graduate certificates in data science and machine learning. Mr. Castaldy’s qualifications to serve on our board of directors include his investment, capital markets and management expertise.

William Bennett Nance, Jr.

William Bennett Nance, Jr. has served on our board of directors since December 2020. Mr. Nance currently serves as Founder and Chief Executive Officer of Global Hydrogen Energy LLC, a hydrogen and carbon recovery project developer and industrial gas supplier. Before that, Mr. Nance served as the Chief Financial Officer as well as Senior Vice President of Business Development at U.S. Real Estate Market Holdings, Inc., a capital markets technology firm, from 2019 to 2022. From 2012 to 2019, Mr. Nance was a vice president at First Data Corporation (acquired by Fiserv, Inc. (NYSE: FI)), where he was a senior member within the business development organization and, from 2016, led the group responsible for the firm’s venture capital investments and served on several private company boards. Before that, Mr. Nance held senior-level finance, business development, analytics, and general management roles at Patch Media Corporation (acquired by AOL, Inc.). Earlier in his career, Mr. Nance was an associate in the investment banking division at Lehman Brothers and prior to that, he helped establish the New York office of Mainspring, Inc. (acquired by International Business Machines Corporation (NYSE: IBM)). He began his career as a business analyst at Deloitte Consulting, the management consulting division of Deloitte Touche Tohmatsu Limited. Mr. Nance holds an A.B. degree in History from Princeton University and an M.B.A. from the Harvard Business School. Mr. Nance’s qualifications to serve on our board of directors include his investment, venture capital, financial and business strategy expertise.

Jeron Smith

Jeron Smith has served on our board of directors since December 2020. Mr. Smith founded Unanimous Media with business partner Stephen Curry of the Golden State Warriors. Unanimous Media develops and produces television, film and digital content. Unanimous Media launched in April 2018 in partnership with Sony Pictures Entertainment across its film, television, and worldwide partnerships operations. In 2021, Mr. Smith partnered with Michael Jordan and his son, Jeffrey Michael Jordan, to found Heir Inc., an entertainment and tech venture geared towards athletes. In conjunction with Sony Pictures Entertainment, Mr. Smith is also a founder of The Incubation Lab, a culture-forward media incubator. Mr. Smith is a seasoned leader in brand management, helping spearhead the launch of Stephen Curry 30 Inc., as Chief Marketing Officer, and overseeing Mr. Curry’s holistic brand strategy and partnership portfolio. In his role at Stephen Curry 30 Inc., Mr. Smith developed an industry-leading benchmark formula for player marketing and engineered various prominent partnership deals. Prior to teaming up with Mr. Curry, Mr. Smith worked at the White House Office of Digital Strategy under President Barack Obama, where he developed and implemented a comprehensive digital strategy for the Executive Office of the President including digital content, media partners, whitehouse.gov, as well as @whitehouse and @POTUS social media channels for specific policy initiatives. Before joining the White House, Mr. Smith served as a Brand Marketing Strategic Lead across several categories and territories at Nike Inc. While there, Mr. Smith leveraged the integrated marketing mix to launch and lead disruptive marketing campaigns. In 2015, Mr. Smith was recognized on Forbes’ 30 under 30 list for Marketing and Advertising and the Ad Age 40 Under 40 list, and his expertise in digital marketing is highlighted through his published research in the International Journal of Mobile Marketing. Mr. Smith holds a B.A. in Business Administration from Howard University, and Master’s degrees from Georgetown University and Columbia University. Mr. Smith’s qualifications to serve on our board of directors include his deal structuring, operational and marketing expertise.

Cecil White III

Cecil White III has served on our board of directors since February 2023. Mr. White is an Agent at William Morris Endeavor (WME) focused on business development for talent and properties. At WME, Mr. White has steered over 150 brand endorsements, equity-based partnerships, and sponsorships with some of the world’s fastest-growing companies, such as Tonal, Away Luggage, Talkspace, BodyArmor, Zeel, Asutra, HyperIce, Adidas, Jordan Brand, Gatorade, Beats by Dre, Lemon Perfect, Mercedes Benz, and others. In 2020, he co-founded The InvescoQQQ Legacy Classic, a new property headlined by a nationally-televised collegiate basketball showcase focused on spotlighting HBCU life & culture; the event is co-owned by Endeavor, Michael B. Jordan, Harris Blitzer Sports & Entertainment, and Horizon Media. Mr. White began his career as an Investment Banker at Barclays (NYSE: BCS) covering the consumer retail and healthcare industries. He was an Echols Scholar at the University of Virginia, where he received his Bachelor of Science in Commerce with concentrations in Finance, Management, and Business Analytics and a minor in African American studies. Cecil was listed on Forbes 30 Under 30 (2020) and Sports Business Journal’s New Voices Under 30 (2020). Mr. White’s qualifications to serve on our board of directors include his business development, financial and investment banking expertise.

Number and Terms of Office of Officers and Directors

Our Board consists of five members and is divided into three classes with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Smith, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Mr. Nance and Mr. White, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Mr. Glatt and Mr. Castaldy, will expire at the third annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint officers as it deems appropriate pursuant to our amended and restated certificate of incorporation.

Executive Compensation

None of our executive officers or directors have received any compensation for services rendered to us. Our Sponsor and our executive officers, directors or any of their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, executive officers, directors and our or their affiliates.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the Board. Mr. Nance, Mr. Smith and Mr. White serve as members of our audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent, subject to the exception described below. Mr. Nance, Mr. Smith and Mr. White are independent.

Mr. Nance serves as the chairman of the audit committee. Each member of the audit committee is financially literate and our Board has determined that Mr. Nance qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, a copy of which is attached to this proxy statement as Appendix I, which details the principal functions of the audit committee, including:

•        meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•        monitoring the independence of the independent registered public accounting firm;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•        appointing or replacing the independent registered public accounting firm;

•        determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our consolidated financial statements or accounting policies;

•        monitoring compliance on a quarterly basis with the terms of the IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the IPO; and

•        reviewing and approving all payments made to our existing stockholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our Board, with the interested director or directors abstaining from such review and approval.

Compensation Committee

We have established a compensation committee of our Board. The members of our compensation committee are Mr. Smith and Mr. White, and Mr. Smith serves as chairman of the compensation committee. We adopted a compensation committee charter, a copy of which is attached to this proxy statement as Appendix II, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other Section 16 executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or the Nasdaq rules. In accordance with Rule 5605(e)(2) of Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors participating in the consideration and recommendation of director nominees are Mr. Nance, Mr. Smith and Mr. White. In accordance with Rule 5605(e)(1)(A) of Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board and Committee Meetings and Attendance

Our Board and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. The Board met five times during the fiscal year ended December 31, 2022. The audit committee met five times during the fiscal year ended December 31, 2022. The compensation committee met five times during the fiscal year ended December 31, 2022. During 2022, each member of our Board attended at least 75% of the aggregate of all meetings of our Board and all meetings of committees of our Board on which such members served that were held during the period in which such director served.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our Board to be present at our annual meeting of stockholders. This will be our first annual meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees (“Code of Ethics”) that complies with the rules and regulations of Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed copies of our form of Code of Ethics, our form of audit committee charter and our form of compensation committee charter as exhibits to our registration statement in connection with the IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 700 S. Rosemary Avenue, Suite 204, West Palm Beach, Florida 33401 or by telephone number is 1 (917) 742-1904.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against Dune or any members of its management team in their capacity as such, and Dune and the members of its management team have not been subject to any such proceeding in the 12 months preceding the date of this proxy statement.

Report of the Audit Committee*

Our audit committee has reviewed and discussed our audited financial statements with management and has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to the Board that the audited financial statements be included in Dune’s Annual Report on Form 10-K for the year ended December 31, 2022.

Submitted by our audit committee:

William Bennett Nance, Jr.

Jeron Smith

Cecil White III

____________

*        The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Dune specifically incorporates it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of June 9, 2023 by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 5,494,554 shares of common stock issued and outstanding as of June 9, 2023, consisting of 1,182,054 shares of Dune Class A Common Stock and 4,312,500 founder shares.

NAME AND ADDRESS OF BENEFICIAL OWNER	Number of Dune Class A Common Stock Beneficially Owned	Approximate Percentage of Outstanding Dune Class A Common Stock	Number of Dune Class B Common Stock Beneficially Owned(2)	Approximate Percentage of Outstanding Dune Class B Common Stock
Directors, Executive Officers and Founders(1)
Dune Acquisition Holdings LLC(3)	—	—	4,312,500	100%
Carter Glatt(3)	—	—	4,312,500	100%
Michael Castaldy(4)	—	—	—	—
William Nance(4)	—	—	—	—
Jeron Smith(4)	—	—	—	—
Cecil White III(4)	—	—	—	—
All executive officers and directors as a group (five individuals)			4,312,500	100%
Five Percent Holders
Barclays(5)	72,163	6.1%	—	—
Nomura(6)	67,000	5.7%	—	—
Macquarie(7)	90,000	7.6%	—	—

____________

(1)      The business address of each of the following entities or individuals is c/o Dune Acquisition Corporation, 700 S. Rosemary Avenue, Suite 204, West Palm Beach, Florida 33401.

(2)      Interests shown consist of founder shares, classified as shares of Class B common stock. The founder shares are convertible into shares of Class A common stock concurrently with or immediately following the consummation of the business combination on a one-for-one basis, subject to adjustment.

(3)      Dune Acquisition Holdings LLC is the record holder of the shares reported herein. Each of our officers and directors are among the members of Dune Acquisition Holdings LLC and Mr. Glatt is the manager of Dune Acquisition Holdings LLC. Mr. Glatt has voting and investment discretion with respect to the common stock held of record by Dune Acquisition Holdings LLC. Each of our officers and directors other than Mr. Glatt disclaims any beneficial ownership of any shares held by Dune Acquisition Holdings LLC.

(4)      Does not include any shares held by the Sponsor. This individual is a member of the Sponsor, as described in footnote 3, but does not have voting or dispositive control over the shares held by the Sponsor.

(5)      According to a Schedule 13G filed with the SEC on January 27, 2023 on behalf of Barclays PLC and Barclays Bank PLC (together with Barclays PLC, “Barclays”). The securities being reported on by Barclays PLC, consisting of 72,163 shares of the Company’s Class A common stock, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC, a non-U.S. banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC. The business address of each reporting person is 1 Churchill Place, London, E14 5HP, England.

(6)      According to a Schedule 13G filed with the SEC on February 14, 2023 on behalf of Nomura Holdings, Inc. (“Nomura Holdings”) and its wholly-owned subsidiary Nomura Global Financial Products, Inc. (“Nomura Global” and, together with Nomura Holdings, “Nomura”). Nomura may be deemed to beneficially own 67,000 shares of the Company’s Class A common stock. The business address of Nomura Holdings is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan and the business address of Nomura Global is 309 West 49th Street, New York, NY 10019.

(7)      According to a Schedule 13G filed with the SEC on April 24, 2023 on behalf of Macquarie Group Limited, Macquarie Bank Limited and Macquarie Bank Limited (London Branch) (collectively, “Macquarie”). Macquarie may be deemed to beneficially own 90,000 shares of the Company’s Class A common stock due to Macquarie Group Limited’s ownership of Macquarie Bank Limited and Macquarie Bank Limited (London Branch) (sole voting and dispositive power of 90,000 shares). The principal business address of Macquarie Group Limited and Macquarie Bank Limited is 50 Martin Place Sydney, New South Wales, Australia. The principal business address of Macquarie Bank Limited (London Branch) is Ropemaker Place 28 Ropemaker Street, London, EC2Y 9HD.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Purchase of Founder Shares and Private Placement Warrants

On July 10, 2020, our Sponsor purchased 3,737,500 shares of our founder shares, par value $0.0001 per share, for an aggregate price of $25,000. On December 17, 2020, pursuant to the Charter, each share of Dune Class B Common Stock outstanding immediately prior to December 17, 2020 was converted into one and two-thirteenths (12/13) shares of Dune Class B Common Stock, resulting in our Sponsor holding 4,312,500 founder shares. Our Sponsor purchased an aggregate of 4,850,000 private placement warrants, at a price of $1.00 per private placement warrant, or $4,850,000 in the aggregate, in a private placement that occurred simultaneously with the closing of the IPO. Each private placement warrant is exercisable for one whole share of Dune Class A Common Stock at a price of $11.50 per share. The private placement warrants (including the Dune Class A Common Stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of a business combination.

Administrative Services Agreement

We entered into an agreement that provided that, commencing on the date that our securities were first listed on Nasdaq until the earlier of our consummation of a business combination or our liquidation, we will pay our Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to members of our management team.

Our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, our executive officers or directors or their affiliates.

Related Party Reimbursements and Loans

On June 18, 2020, our Sponsor agreed to loan the Company an aggregate of up to $200,000 to cover expenses related to the IPO pursuant to that certain promissory note between Dune and our Sponsor dated June 18, 2020 (the “Public Offering Note”). This loan was noninterest bearing and payable on the earlier of December 31, 2020 or the completion of the IPO. We borrowed approximately $31,000 under the Public Offering Note and fully repaid the Public Offering Note in full on December 22, 2020.

In addition, in order to finance transaction costs in connection with a business combination, our Sponsor or an affiliate of our Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a business combination, we will repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a business combination or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. To date, we have no borrowings under the Working Capital Loans.

Registration Rights

The holders of founder shares, private placement warrants and warrants that may be issued upon conversion of Working Capital Loans, if any, (and any underlying securities) are entitled to registration rights pursuant to that certain Registration Rights Agreement, dated as of December 17, 2020, between Dune and the Sponsor.

Global Hydrogen

On May 12, 2023, our Board, other than director William Bennett Nance, Jr. (“W. Nance”), who recused himself due to his affiliation with Global Hydrogen Energy LLC, a Delaware limited liability company (“Global Hydrogen”), unanimously approved a Unit Purchase Agreement (the “Purchase Agreement”), dated May 14, 2023, by and among Dune, Global Gas Holdings LLC, a Delaware liability company and direct, wholly-owned subsidiary of Dune (“Holdings”), Global Hydrogen, W. Nance, an individual, Sergio Martinez, an individual (“S. Martinez”), and Barbara Guay Martinez, an individual (together with W. Nance and S. Martinez, the “Sellers”).

In accordance with the terms and subject to the conditions of the Purchase Agreement and the other transactions contemplated thereby (the “Business Combination”), at the closing of the Business Combination (the “Closing”), (a) Dune will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by Dune’s public stockholders (“Dune Stockholder Redemptions”)), and in exchange therefor, Holdings will issue to Dune a number of common equity units of Holdings (“Holdings Common Units”), which will equal the number of total shares of Dune Class A Common Stock issued and outstanding immediately after the Closing (taking into account any equity financing agreements entered into by Dune between the signing date of the Purchase Agreement and the Closing and giving effect to all Dune Stockholder Redemptions) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the limited liability company equity interests of Global Hydrogen (“Global Hydrogen Units”) to Holdings in exchange for shares of Dune’s Class B voting non-economic common stock, par value $0.0001 per share (“Dune Class B Voting Non-Economic Common Stock”), and Holdings Common Units (together with the SPAC Contribution, the “Combination Transactions”), as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Dune Class B Voting Non-Economic Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the Company Exchange Ratio (as defined below), and (iii) Dune will change its name to Global Gas Corporation (“New Global”) and New Global will be the publicly traded reporting company.

This Business Combination is being accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows the Sellers, who become equity holders of Holdings upon the consummation of the Combination Transactions, to retain their equity ownership in Holdings, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of Holdings Common Units after the Closing, and provides potential future tax benefits for both New Global and Holdings’ equity holders (other than New Global) after the Closing when they ultimately exchange their Holdings Common Units.

In accordance with the terms and subject to the conditions of the Purchase Agreement, at the Closing, the issued and outstanding Global Hydrogen Units of each Seller will be transferred, conveyed, assigned and delivered in exchange for (i) a number of shares of Dune Class B Voting Non-Economic Common Stock equal to the product of (x) the number of Global Hydrogen Units held by such Seller and (y) the exchange ratio (the “Company Exchange Ratio”) determined by dividing (A) the quotient of $57,500,000 divided by the number of Global Hydrogen Units issued and outstanding immediately prior to the Closing by (B) $10.00 per share and (ii) a number of Holdings Common Units equal to the number of Dune Class B Voting Non-Economic Common Stock to be received by such Seller pursuant to clause (i) hereof.

William Bennett Nance, Jr. is both the Chief Executive Officer of Global Hydrogen and a member of the Board and the chairman of the audit committee of the Board. Accordingly, due to Mr. Nance’s influence over and affiliation with both companies, there may be a conflict of interest inherent in the selection of a target company by Dune, the selection of an acquiror by Global Hydrogen and the negotiation of the terms of the Business Combination by both parties. To address this potential conflict of interest, Mr. Nance has recused himself from Dune’s material deliberations with respect to the Business Combination.

Dune’s Policy for Approval of Related Party Transactions

Our Board’s audit committee has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which we were or are to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) $120,000 or 1% of the average of our total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who may be a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee considers (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

STOCKHOLDER PROPOSALS

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, our bylaws provide that the stockholder must give timely notice in proper written form to our secretary and such business must otherwise be a proper matter for stockholder action. Such notice, to be timely, must be received at least 90 days, but no more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders for the annual meeting; provided that in the event that the annual meeting is called for a date that is not within 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Nominations and proposals also must satisfy other requirements set forth in the bylaws. Carter Glatt, our Chief Executive Officer and Director, may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Dune Acquisition Corporation, 700 S. Rosemary Avenue, Suite 204, West Palm Beach, Florida 33401 or by telephone at (917) 742-1904, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Dune’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about this proxy statement or the proposals to be presented at the annual meeting, you should contact us by telephone or in writing:

Dune Acquisition Corporation
700 S. Rosemary Avenue, Suite 204
West Palm Beach, Florida 33401
1 (917) 742-1904

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200
Banks and brokers can call collect at (203) 658-9400
Email: DUNE.info@investor.morrowsodali.com

If you are one of our stockholders and would like to request documents, please do so no later than five business days before the annual meeting in order to receive them before the annual meeting. If you request any documents from us, we will mail them to you by first-class mail, or another equally prompt means.

This document is a proxy statement of us for our annual meeting. Dune has not authorized anyone to give any information or make any representation about Dune that is different from, or in addition to, that contained in this proxy statement or in any of the materials that we have incorporated by reference into this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of our proxy solicitation agent at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200
Banks and brokers can call collect at (203) 658-9400
Email: DUNE.info@investor.morrowsodali.com

Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

Appendix I

DUNE ACQUISITION CORPORATION
AUDIT COMMITTEE CHARTER

Effective December 17, 2020

I.       PURPOSES

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Dune Acquisition Corporation (the “Company”) to assist the Board in its oversight of the accounting and financial reporting processes of the Company and the Company’s compliance with legal and regulatory requirements. To assist the Board in fulfilling its responsibilities, the Committee shall: (A) oversee: (i) audits of the financial statements of the Company; (ii) the integrity of the Company’s financial statements; (iii) the Company’s processes relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures; (iv) the qualifications, engagement, compensation, independence and performance of the Company’s independent auditor, and the auditor’s conduct of the annual audit of the Company’s financial statements and any other services provided to the Company; and (v) the performance of the Company’s internal audit function, if any; and (B) produce the annual report of the Committee required by the rules of the U.S. Securities and Exchange Commission (the “SEC”).

II.     COMMITTEE MEMBERSHIP

A.            Composition

The Committee shall consist of at least three members of the Board, subject to applicable phase-in rules of The Nasdaq Capital Market (the “Nasdaq”). Except as otherwise directed by the Board, a director selected as a Committee member shall continue to be a member for as long as he or she remains a director or until his or her earlier resignation or removal from the Committee. Any member may be removed from the Committee by the Board, with or without cause, at any time. Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

B.            Chair

The Chair of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board, shall preside at meetings of the Committee and shall have authority to convene meetings, set agendas for meetings, and determine the Committee’s information needs, except as otherwise provided by the Board or the Committee, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. In the absence of the Chair at a duly convened meeting, the Committee shall select a temporary substitute from among its members to serve as chair of the meeting.

Each member of the Committee shall be an “independent” director in accordance with applicable listing standards of Nasdaq and Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended (the ‘“Exchange Act”), subject to any exceptions or cure periods that are applicable pursuant to the foregoing requirements and the phase-in periods permitted under the rules of Nasdaq under which the Committee is required to have only one independent member at the time of listing, a majority of independent members within 90 days of listing and all independent members within one year of listing. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

C.            Financial Literacy

Each member of the Committee shall in the judgment of the Board have the ability to read and understand fundamental financial statements and otherwise meet the financial literacy requirements of Nasdaq. At least one member shall be an “audit committee financial expert” as such term is defined under applicable SEC rules.

D.            Service on Multiple Audit Committees

No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

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III.   AUTHORITY

In discharging its role, the Committee is empowered to inquire into any matter that it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company, and, subject to the direction of the Board, the Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter it determines to be necessary or appropriate to the accomplishment of its purposes.

The Committee shall have authority to retain, direct and oversee the activities of, and to terminate the engagement of, the Company’s independent auditor and any other accounting firm retained by the Committee to prepare or issue any other audit report or to perform any other audit, review or attest services and any legal counsel, accounting or other advisor or consultant hired to assist the Committee, all of whom shall be accountable to the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee, for the payment of (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any independent counsel or other advisers retained by the Committee in carrying out its duties; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

IV.    COMMITTEE MEETINGS

The Committee shall meet on a regularly scheduled basis at least four times per year and additionally as circumstances dictate.

The Committee shall establish its own schedule of meetings. The Committee may also act by unanimous written consent of its members.

Notice of meetings shall be given to all Committee members or may be waived, in the same manner as required for meetings of the Board. Meetings of the Committee may be held by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear and speak with each other. A majority of the members of the Committee shall constitute a quorum for a meeting and the affirmative vote of a majority of members present at a meeting at which a quorum is present shall constitute the action of the Committee. The Committee shall otherwise establish its own rules of procedure.

The Committee shall meet in executive session separately with each of the independent auditor, the internal auditor, if any, and with senior management, at least quarterly. At the end of each of the Committee’s regularly scheduled meetings, and more frequently as deemed necessary, the Committee shall meet in private session with only the Committee members.

V.      DELEGATION

The Committee, by resolution approved by a majority of the Committee, may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and Nasdaq.

VI.    KEY RESPONSIBILITIES

The Committee relies on the expertise and knowledge of management, the internal auditors, if any, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company, and for establishing and maintaining effective internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and, if applicable, the Company’s internal control over financial reporting, and for reviewing the Company’s unaudited interim financial statements.

The responsibilities set forth in this charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audit; to determine or certify that the Company’s financial statements are complete, accurate, fairly presented or in accordance with generally accepted accounting principles (“GAAP”) or applicable law; to guarantee or

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otherwise certify as to the independent auditor’s reports; to conduct investigations; or to assure compliance with laws and regulations or the Company’s code of ethics, internal policies, procedures and controls. The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes in such manner as the Committee determines is appropriate.

A.            Oversight of the Independent Auditor

(i)             Independent Auditor Retention. The Committee is solely and directly responsible for the appointment, evaluation, compensation, retention and, if appropriate, replacement of the independent auditor. The Committee may, in its discretion, seek stockholder ratification of the public accounting firm selected to be the Company’s independent auditor.

(ii)            Independence. The Committee shall assess at least annually the independent auditor’s independence. In connection with this assessment, the Committee shall ensure the receipt of and review formal written statements from the independent auditor delineating all relationships between the auditor and the Company, consistent with applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Committee concerning independence. The Committee shall engage in an active dialogue with the independent auditor concerning any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the auditor.

(iii)           Quality and Performance. The Committee shall evaluate at least annually the qualifications and performance of the independent auditor, including the lead partner. The evaluation will include obtaining a written report from the independent auditor describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, PCAOB inspection, or other PCAOB review of the firm, by a peer review of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, respecting one or more independent audit or audits carried out by the firm, and any steps taken to address any such issues; and all relationships between the independent registered public accounting firm and us to assess the independent public accounting firm’s independence.

(iv)           General Oversight. The independent auditor reports directly to the Committee. The Committee is responsible for oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting. In connection with its oversight responsibility, the Committee shall consider the independent auditor’s communications regarding, among other things, critical accounting policies and practices, all alternative accounting treatments within GAAP related to items material to the financial statements that have been discussed with management, including the ramifications of the alternative treatments and the treatment preferred by the independent auditor, and all material written communications between the independent auditor and management, and shall review the effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Company’s financial statements.

(v)            Audit Oversight. The Committee shall establish with the independent auditor an understanding of the terms of the audit engagement, the role of the auditor with respect to the Company’s financial statements and coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of accounting firms other than the appointed auditors of the Company. The Committee shall review the scope of the annual audit or interim review (including the level of involvement with unaudited quarterly or other interim-period information), and discuss the results, including, without limitation, the independent auditor’s report and all matters required to be communicated to the Committee by the independent auditor in accordance with applicable auditing standards.

The Committee shall discuss with the independent auditor, before the issuance of the audit report, the overall audit strategy, including the timing of the audit, significant risks the auditor identified and significant changes to the planned audit strategy or identified risks. The Committee shall review with the independent auditor any audit problems or difficulties encountered during the course of the audit work and management’s response, including any restrictions on the scope of the independent auditor’s activities or access to required records, data and information, any difficult or contentious matters for which the auditor consulted outside the engagement team (for example, the audit firm’s national office), any significant disagreements with management, and any other matters arising from the audit that are significant to the oversight of the Company’s financial reporting process.

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(vi)           Auditor Rotation. The Committee shall consider whether, in addition to assuring the regular rotation of the lead audit partner as required by law, in the interest of assuring continuing independence of an independent auditor, the Company should regularly rotate the firm appointed as the Company’s independent auditor.

(vii)          Pre-Approval of Auditor Services. The Committee is exclusively authorized and directed to consider and, in its discretion, approve in advance any services (including the fees and material terms thereof) proposed to be carried out for the Company by the independent auditor or by any other firm proposed to be engaged by the Company as its independent auditor. In connection with approval of any permissible tax services and services related to internal control over financial reporting, the Committee shall discuss with the independent auditor the potential effects of such services on the independence of the auditor.

B.            Financial Statements and Other Financial Disclosures

(i)             Quality and Integrity of Financial Statements. The Committee shall review and discuss with management and the independent auditor: the critical accounting policies and practices used by the Company, and any significant changes in the selection or application of the Company’s accounting and auditing principles and practices as suggested by the Company’s independent auditor, internal auditors, if any, or management; the accounting treatment to be applied in respect of significant new transactions or other significant events not in the ordinary course of the Company’s business; other policies and procedures adopted by the Company to fulfill its responsibilities regarding the presentation of financial statements in accordance with GAAP and applicable rules and regulations of the SEC, including the proper explanation and reconciliation of any non-GAAP measures presented; and any issues that arise with respect to the quality or integrity of the Company’s financial statements.

(ii)            Audited Financial Statements. The Committee shall review and discuss with management and the independent auditor, before the issuance of the audit report, the financial statements and related notes and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” proposed to be included in the Company’s Annual Report on Form 10-K. In this connection, the Committee shall review and discuss with management and the independent auditor the analyses prepared by management setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements (including analyses of the effects of alternative GAAP methods on the financial statements), and such other matters for which discussion shall be required by applicable auditing and related PCAOB standards. The Committee shall make a recommendation to the Board as to whether such financial statements should be included in the Company’s Annual Report on Form 10-K.

(iii)           Audit Committee Report. The Committee shall annually prepare an audit committee report for inclusion where necessary in the proxy statement relating to the annual meeting of stockholders and/or annual report of the Company.

(iv)           Quarterly Financial Statements. The Committee shall review and discuss with management and the independent auditor the quarterly financial statements and related notes and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” proposed to be included in the Company’s Quarterly Reports on Form 10-Q, together with the analyses prepared by management setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, and such other matters for which discussion shall be required by applicable auditing standards and related PCAOB standards.

(v)            Earnings Releases and Other Financial Information. The Committee shall discuss with management and the independent auditor and, prior to issuance, review and approve the Company’s earnings releases, including the financial information, use of any “pro forma” or “adjusted” non-GAAP information, and earnings guidance (if such is provided) to be disclosed in such releases. The Committee shall also discuss with management other significant financial information to be provided to analysts or rating agencies.

(vi)           Payments. The Committee shall review on a quarterly basis all payments made to the Company’s sponsor, officers or directors, or to the Company’s or their affiliates; provided, however, that any payments made to members of the Committee shall be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

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C.            Controls and Procedures

(i)             Oversight. The Committee shall provide oversight of management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures. Prior to the filing of the Company’s Annual Report on Form 10-K, the Committee shall review with the independent auditor, management and the head of the internal audit function, if any: the Company’s annual assessment and report and the independent auditor’s report on the effectiveness of the Company’s internal control over financial reporting, to the extent then applicable; any “material weakness” or “significant deficiency” in the design or operation of internal control over financial reporting, any steps taken to resolve any such control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting; and any related significant findings and recommendations of the independent auditor or internal audit function, if any, together with management’s responses (including, in the case of the independent auditor, any concerns regarding matters within the scope of, and compliance with, Section 10A of the Exchange Act).

(ii)            Certifications. The Committee shall review and discuss with management and the independent auditor the certifications and any related disclosures made by the Company’s Chief Executive Officer and Chief Financial Officer in the Company’s periodic reports about the results of their evaluation of the effectiveness of disclosure controls and procedures and any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting, and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting, prior to the filing of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

(iii)           Internal Audit Function. At least annually, the Committee shall review with the independent auditor the responsibilities, budget, staffing, effectiveness and performance of the internal audit function, if any, including the structure, qualification and activities of the internal audit function and the scope of internal audit responsibilities in relation to the independent auditor’s duties. The Committee shall review and assess the annual internal audit plan, if any, the process used to develop the plan, and the status of activities, significant findings, recommendations and management’s response. The Committee shall recommend for Board approval all matters related to responsibilities, budget and staffing of the internal audit function, if any. The Committee shall recommend for Board approval the appointment and, if appropriate, replacement of the senior internal audit executive.

(iv)           Hiring Policies. The Committee shall establish clear policies regarding the hiring of employees and former employees of the Company’s independent auditor.

D.            Risk Management, Compliance and Ethics

(i)             Risk Management. The Committee shall review and discuss with management, the head of the internal audit function, if any, and the independent auditor any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management, and shall assess the steps management has taken to monitor and control such risks, except with respect to those risks for which oversight has been assigned to other committees of the Board or retained by the Board. The Committee shall review the Company’s annual disclosures concerning the role of the Board in the risk oversight of the Company.

(ii)            Legal and Regulatory Compliance. The Committee shall review and assess with the Chairman, Co-Chairman or Co-Executive Chairman of the Board or outside counsel, as appropriate, legal and regulatory matters that may have a material impact on the Company’s financial statements. The Committee shall also review and recommend for Board approval the code of ethics and any other appropriate compliance policies, and will review requests for waivers under the code of ethics sought with respect to any executive officer or director. The Committee shall review annually with the Chairman, Co-Chairman or Co-Executive Chairman of the Board or outside counsel, as appropriate, the scope, implementation and effectiveness of the ethics and compliance program, and any significant deviations by officers and employees from the code of ethics or other compliance policies, and other matters pertaining to the integrity of management.

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(iii)           Procedures for Complaints. The Committee shall establish “whistleblowing” procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. The Committee shall review any such significant complaints or concerns.

(iv)           Review and Approval of Swap Transactions. The Committee shall at least annually review and approve the Company’s decision to enter into swaps and other derivative transactions that are exempt from exchange-execution and clearance requirements under “enduser exception” regulations, and review and discuss with management applicable Company policies governing the Company’s use of swaps subject to the end-user exception.

(v)            Related Person Transactions. The Committee shall review and, if appropriate, approve or ratify any related person transactions and other significant conflicts of interest, in each case in accordance with the Company’s Code of Ethics and Related Party Transactions Policy.

(vi)           Compliance with Terms of Initial Public Offering. The Committee shall monitor compliance on a quarterly basis with the terms of the Company’s initial public offering and, if any noncompliance is identified, immediately take all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the Company’s initial public offering.

E.            Self-Evaluation and Reporting

(i)             Self-Evaluation and Charter Review. The Committee shall conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter, and recommend to the Board such amendments of this charter as the Committee deems appropriate.

(ii)            Reporting. The Committee shall report regularly to the Board on Committee findings and recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

The Committee shall undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.

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Appendix II

DUNE ACQUISITION CORPORATION

COMPENSATION COMMITTEE CHARTER

Effective December 17, 2020

I.       PURPOSES

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Dune Acquisition Corporation (the “Company”) to: (A) assist the Board in overseeing the Company’s employee compensation policies and practices, including (i) determining and approving the compensation of the Company’s Chief Executive Officer (“CEO”) and the Company’s other executive officers, and (ii) reviewing and approving incentive compensation and equity compensation policies and programs, and exercising discretion in the administration of such programs; and (B) produce the annual report of the Committee required by the rules of the U.S. Securities and Exchange Commission (“SEC”).

II.     COMMITTEE MEMBERSHIP

A.     Composition

The Committee shall consist of two or more members of the Board. Except as otherwise directed by the Board, a director selected as a Committee member shall continue to be a member for as long as he or she remains a director or until his or her earlier resignation or removal from the Committee. Any member may be removed from the Committee by the Board, with or without cause, at any time. Any vacancy on the Committee shall be filled by a majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

B.     Chair

The Chair of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board, shall preside at meetings of the Committee and shall have authority to convene meetings, set agendas for meetings, and determine the Committee’s information needs, except as otherwise provided by the Board or the Committee, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. In the absence of the Chair at a duly convened meeting, the Committee shall select a temporary substitute from among its members to serve as chair of the meeting.

C.     Independence

Each member of the Committee shall be an “independent” director in accordance with the applicable listing standards of The Nasdaq Capital Market (“Nasdaq”), including standards specifically applicable to compensation committee members, subject to any exceptions or cure periods that are applicable pursuant to the foregoing requirements and the phase-in periods permitted under the rules of Nasdaq under which the Committee is required to have only one independent member at the time of listing, a majority of independent members within 90 days of listing and all independent members within one year of listing. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.   AUTHORITY

In discharging its role, the Committee is empowered to inquire into any matter that it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company, and, subject to the direction of the Board, the Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter necessary or appropriate to the accomplishment of its purposes.

The Committee shall have the sole discretion to retain or obtain advice from, oversee and terminate any compensation consultant, legal counsel or other adviser to the Committee and be directly responsible for the appointment, compensation and oversight of any work of such adviser retained by the Committee, and the Company will provide appropriate funding (as determined by the Committee) for the payment of reasonable compensation to any such adviser.

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IV.    COMMITTEE MEETINGS

The Committee shall meet as often as necessary to carry out its responsibilities, which, following the Company’s initial business combination, shall be at least quarterly.

The Committee shall establish its own schedule of meetings. The Committee may also act by unanimous written consent of its members.

Notice of meetings shall be given to all Committee members or may be waived, in the same manner as required for meetings of the Board. Meetings of the Committee may be held by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear and speak with each other. A majority of the members of the Committee shall constitute a quorum for a meeting and the affirmative vote of a majority of members present at a meeting at which a quorum is present shall constitute the action of the Committee. The Committee shall otherwise establish its own rules of procedure.

V.      DELEGATION

The Committee, by resolution approved by a majority of the Committee, may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and Nasdaq.

In addition, the Committee may, by resolution approved by a majority of the Committee, delegate to management the administration of the Company’s incentive compensation and equity-based compensation plans, to the extent permitted by law and as may be permitted by such plans and subject to such rules, policies and guidelines (including limits on the aggregate awards that may be made pursuant to such delegation) as the Committee shall approve, provided that, consistent with Section VI below, the Committee shall determine and approve the awards made under such plan to any executive officer and any other member of senior management as the Committee shall designate and shall at least annually review the awards made to such other members of senior management as the Committee shall designate.

VI.    KEY RESPONSIBILITIES

The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes in such manner as the Committee determines is appropriate:

(a)     establish and review the objectives of the Company’s management compensation programs and its basic compensation policies;

(b)    review and approve corporate goals and objectives relevant to the compensation of the CEO and other executive officers, including annual and long-term performance goals and objectives;

(c)     review and approve, subject to such further action of the Board as the Board shall determine, any employment, compensation, benefit or severance agreement with any executive officer;

(d)    evaluate at least annually the performance of the CEO and other executive officers against corporate goals and objectives including the annual performance objectives and, based on this evaluation, determine and approve, subject to such further action of the Board as the Board shall determine, the compensation (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites) for the executive officers based on this evaluation;

(e)     determine and approve the compensation level (including any awards under any equity- based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites) for other members of senior management of the Company as the Committee or the Board may from time to time determine to be appropriate;

(f)     review at least annually the compensation of other employees as the Committee determines to be appropriate (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites);

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(g)    review on a periodic basis the Company’s management compensation programs, including any management incentive compensation plans as well as plans and policies pertaining to perquisites, to determine whether they are appropriate, properly coordinated and achieve their intended purpose(s), and recommend to the Board any appropriate modifications or new plans, programs or policies;

(h)    review, approve and recommend to the Board the adoption of any equity-based compensation plan for employees of or consultants to the Company and any modification of any such plan;

(i)     administer the Company’s equity-based compensation plans for employees of and consultants to the Company as provided by the terms of such plans, including authorizing all awards made pursuant to such plans;

(j)     review, approve and recommend to the Board the adoption of any non-equity-based incentive compensation plan for employees of or consultants to the Company and any material modification of any such plan and review at least annually the awards made pursuant to such plans;

(k)    review, approve and recommend to the Board the adoption of any employee retirement plan, and other material employee benefit plan, and any material modification of any such plan;

(l)     review at least annually (a) the Company’s compensation policies and practices for executives, management employees and employees generally to assess whether such policies and practices could lead to excessive risk taking behavior and (b) the manner in which any risks arising out of the Company’s compensation policies and practices are monitored and mitigated and adjustments necessary to address changes in the Company’s risk profile;

(m)   with respect to any compensation consultant who has been engaged to make determinations or recommendations on the amount or form of executive or director compensation: (a) annually, or from time to time as the Committee deems appropriate, assess whether the work of any such compensation consultant (whether retained by the compensation committee or management) has raised any conflicts of interest; and (b) review the engagement and the nature of any additional services provided by such compensation consultant to the Committee or to management, as well as all remuneration provided to such consultant;

(n)    annually, or from time to time as the Committee deems appropriate and prior to retention of any advisers to the Committee, assess the independence of compensation consultants, legal and other advisers to the Committee, taking into consideration all relevant factors the Committee deems appropriate to such adviser’s independence, including factors specified in the listing standards of Nasdaq;

(o)    review and discuss with management the Compensation Discussion and Analysis disclosure required by SEC regulations and determine whether to recommend to the Board, as part of a report of the Committee to the Board, that such disclosure be included in the Company’s Annual Report on Form 10-K and any proxy statement for the election of directors; as part of this review, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation (“say-on-pay” vote) required by Section 14A of the Exchange Act;

(p)    at least every six years or more frequently as appropriate, make a recommendation to the Board regarding the frequency with which the Company will conduct a say-on-pay vote;

(q)    review the form and amount of director compensation at least annually, and make recommendations thereon to the Board;

(r)     oversee and monitor other compensation related policies and practices of the Company, including: (i) the Company’s stock ownership guidelines for directors and executive officers; (ii) compliance by management with rules regarding equity-based compensation plans for employees and consultants pursuant to the terms of such plans, and the guidelines for issuance of awards as the Board or Committee may establish; and (iii) the Company’s recoupment policy and procedures;

(s)     oversee stockholder communications relating to executive compensation and review and make recommendations with respect to stockholder proposals related to compensation matters;

A-2-3

(t)     conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter, and recommend to the Board such amendments of this charter as the Committee deems appropriate;

(u)    report regularly to the Board on Committee findings and recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities;

(v)    from and after the completion of the Company’s initial business combination, in consultation with the CEO, annually report to the Board on succession planning, which shall include emergency CEO succession, CEO succession in the ordinary course and succession for other members of senior management, working with the entire Board to evaluate potential successors to the CEO; and

(w)    undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.

A-2-4

DUNE ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF DUNE ACQUISITION CORPORATION
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 29, 2023

P R O X Y C A R D

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 16, 2023, in connection with Dune Acquisition Corporation’s Annual Meeting of Stockholders to be held on June 29, 2023 at 11:00 a.m., Eastern Time, at Conference Room A, 53 Hill Street, Southampton, New York 11968, and hereby appoints Carter Glatt and Michael Castaldy, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Dune Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 29, 2023: The notice of annual meeting and the accompanying proxy statement are available at https://www.cstproxy.com/duneacq/2023.

(Continued and to be marked, dated and signed on below)
Please mark vote as indicated in this example	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal 1 – The Director Proposal			Proposal 2 – The Auditor Proposal	FOR ☐	AGAINST ☐	ABSTAIN ☐

To re-elect one director to the Company’s board of directors to serve until the 2026 annual meeting of stockholders or until his successor is elected and qualified, subject to his earlier death, resignation or removal.

To ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Jeron Smith	FOR ☐	WITHHOLD ☐
Date: __________________________________, 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.